UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

HOKU CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of incorporation)

1288 Ala Moana Blvd, Suite 220 Honolulu, Hawaii		96814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

Credit Agreement

On May 21, 2012 Hoku Corporation (“Hoku”), entered into a credit agreement (the “Credit Agreement”) with China Merchants Bank Co., Ltd., New York Branch (the “Lender”).  The Credit Agreement provides for a loan (the “Loan”) in an aggregate principal amount of $5 million.  The principal amount of the Loan and any unpaid interest thereon must be paid in full on May 21, 2017 or the tenth business day prior to the date on which the letters of credit expire or otherwise terminate, whichever is earlier.  Hoku may prepay the Loan, in whole or in part, at any time without penalty, provided that any such prepayment must be for a minimum of $100,000 and in multiples of $100,000 in excess thereof.

The Credit Agreement includes customary representations, warranties, covenants, acceleration, indemnity, and events of default provisions which may accelerate Hoku’s payment obligations under the Credit Agreement.

The Loan is secured by a standby letter of credit in Renminbi issued by China Merchants Bank Co., Ltd., Chengdu Branch which was procured by Tianwei New Energy Holdings Co., Ltd., Hoku’s parent company (“Tianwei”), in favor of the Lender and which has an aggregate drawable amount of approximately $5.28 million.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Related  Reimbursement Agreement among Hoku, Hoku Materials and Tianwei

On May 21, 2012, in consideration of Tianwei’s procurement of the initial standby letter of credit to secure the Loan under the Credit Agreement, Hoku and Hoku’s subsidiary, Hoku Materials, Inc. (“Hoku Materials”), entered into a Reimbursement Agreement (the “First Reimbursement Agreement”) with Tianwei obligating Hoku to repay Tianwei for, among other things, any reimbursement obligations of Tianwei arising from any draws under the standby letter of credit and all interest, fees and expenses incurred by Tianwei in connection with procuring the standby letter of credit contemplated by the Credit Agreement.  In addition, Hoku Materials is guaranteeing Hoku’s obligations to repay Tianwei, and Hoku and Hoku Materials are granting to Tianwei a security interest in all of their fixtures, personal property and real property and all proceeds and products from such fixtures, personal property and real property as security for the payment and performance of all their obligations under the First Reimbursement Agreement.

The foregoing description of the First Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the First Reimbursement Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to Credit Agreement

On May 22, 2012, Hoku and the Lender entered into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement, dated May 24, 2010 (the “Original Credit Agreement”).  Pursuant to Amendment No. 1, maturity date of the loan in the aggregate principal amount of $20 million under the Original Credit Agreement was changed from May 23, 2012 to the earlier of (i) May 22, 2013 and (ii) the tenth business day prior to the date on which the Letter of Credit expires or otherwise terminates.  In addition, under Amendment No. 1, the duration of the period specified for the term “Interest Period” was changed from one year to three months and the facility fee was increased to 2.5% from 0.5%.  The Lender also waived existing defaults and events of default under the Original Credit Agreement.

In connection with Amendment No. 1, Tianwei has arranged for an extension to the existing standby letter of credit (the “Original SBLC”) in Renminbi issued by China Merchants Bank Co., Ltd., Chengdu Branch, in favor of the Lender and which has an aggregate drawable amount of approximately $20.12 million, which secures the loan under the Original Credit Agreement.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Related Reimbursement Agreement among Hoku, Hoku Materials and Tianwei

On May 22, 2012, in consideration for Tianwei procuring the Original SBLC and arranging the extension of the Original SBLC, Hoku and Hoku Materials entered into a Reimbursement Agreement (the “Second Reimbursement Agreement”) with Tianwei obligating Hoku to repay Tianwei for, among other things, any reimbursement obligations of Tianwei arising from any draws under the Original SBLC (as extended) and all interest, fees and expenses incurred by Tianwei in connection with providing and extending the duration of the Original SBLC.  In addition, Hoku Materials is guaranteeing Hoku’s obligations to repay Tianwei, and Hoku and Hoku Materials are granting to Tianwei a security interest in all of their fixtures, personal property and real property and all proceeds and products from such fixtures, personal property and real property as security for the payment and performance of all their obligations under the Second Reimbursement Agreement.

The foregoing description of the Second Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Reimbursement Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01        Regulation FD Disclosure

On May 22, 2012, Hoku issued a press release that provided a business update.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated May 21, 2012, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch

10.2	Reimbursement Agreement, dated May 21, 2012, between Hoku Corporation, Hoku Materials, Inc. and Tianwei New Energy Holdings Co., Ltd.

10.3	Amendment No. 1 to the Credit Agreement, dated May 22, 2010, between Hoku Corporation China Merchants Bank Co., Ltd., New York Branch

10.4	Reimbursement Agreement, dated May 22, 2012, between Hoku Corporation, Hoku Materials, Inc. and Tianwei New Energy Holdings Co., Ltd.

99.1	Press Release, entitled “Hoku Corporation Provides Business Update,” dated May 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 23, 2012

Hoku Corporation

By:	/s/ Scott Paul
Scott Paul
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated May 21, 2012, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch

10.2	Reimbursement Agreement, dated May 21, 2012, between Hoku Corporation, Hoku Materials, Inc. and Tianwei New Energy Holdings Co., Ltd.

10.3	Amendment No. 1 to the Credit Agreement, dated May 22, 2010, between Hoku Corporation China Merchants Bank Co., Ltd., New York Branch

10.4	Reimbursement Agreement, dated May 22, 2012, between Hoku Corporation, Hoku Materials, Inc. and Tianwei New Energy Holdings Co., Ltd.

99.1	Press Release, entitled “Hoku Corporation Provides Business Update,” dated May 22, 2012